UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2014

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Brannan Street

San Francisco, California  94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On January 22, 2014, Splunk Inc. (“Splunk”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which Splunk agreed to issue and sell up to 6,000,000 shares of its common stock, par value $0.001 per share, at a price of $81.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, Splunk granted the Underwriters a 30-day option to purchase up to an additional 900,000 shares of Splunk’s common stock to cover over-allotments, if any. The Offering will be made pursuant to Splunk’s Registration Statement on Form S-3 (File No. 333-193456) that was filed with the U.S. Securities and Exchange Commission and became immediately effective on January 21, 2014.

Splunk estimates that net proceeds from the Offering will be approximately $468.5 million, or approximately $538.8 million if the over-allotment option is exercised, after deducting underwriting discounts and commissions and estimated Offering expenses. Splunk expects to use the net proceeds from the Offering for working capital and other general corporate purposes.  In addition, Splunk may use a portion of the proceeds for potential acquisitions of businesses, technologies, or other assets, although Splunk has no agreements or commitments relating to any specific acquisitions at this time.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01.     Other Events.

On January 22, 2014, Splunk issued a press release entitled “Splunk Announces Pricing of Follow-On Offering.” A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

A copy of the legal opinion as to the legality of the shares of common stock to be issued and sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement by and among Splunk Inc., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated January 22, 2014

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1)

99.1	Press release issued by Splunk Inc. dated January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

	By:	/s/ David F. Conte
David F. Conte Senior Vice President and Chief Financial Officer

Date: January 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement by and among Splunk Inc., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated January 22, 2014

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibit 5.1)

99.1	Press release issued by Splunk Inc. dated January 22, 2014